EX-11
          2
             CONSENT OF INDEPENDENT AUDITORS


                        CONSENT OF INDEPENDENT AUDITORS

We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 10, 2000, in this Registration Statement (Form N-1A No. 33-14737) of Van Eck/Chubb Funds, Inc.

                                                           ERNST & YOUNG LLP

New York, New York
April 18, 2000